EXHIBIT 10.14

FIRST AMENDMENT TO SUBORDINATION AGREEMENT

This First Amendment to Subordination Agreement (the “Amendment”), dated this 26th day of June, 2007, is by and between Vitamin Cottage Two Ltd. Liability Company, a Colorado limited liability company (the “Subordinated Creditor”), and Vitamin Cottage Natural Food Markets, Inc., a Colorado corporation (the “Borrower”), in favor of JPMorgan Chase Bank, N.A., a national banking association, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for the ratable benefit of the Secured Parties. Capitalized terms used in this Amendment and not defined in this Amendment shall have the meaning given to such terms in the Credit Agreement referenced below.

PRELIMINARY STATEMENTS

The Borrower, the Lenders party thereto and the Administrative Agent have entered into a Credit Agreement, dated as of September 29, 2006 (the “Credit Agreement”), pursuant to which the Lenders agreed to extend credit to the Borrower as described in Article II of the Credit Agreement. On November 2, 2006, the Administrative Agent and the Borrower entered into a First Amendment to the Credit Agreement. On December 13, 2006, the Administrative Agent and the Borrower entered into a Second Amendment to the Credit Agreement. On the date hereof, the Administrative Agent and the Borrower are entering into a Third Amendment to the Credit Agreement.

The Subordinated Creditor and the Borrower have entered into a Subordination Agreement in favor of the Administrative Agent for the ratable benefit of the Secured Parties, dated as of September 29, 2006 (the “Subordination Agreement”).

Subject to the terms and conditions set forth in this Amendment, the Subordinated Creditor, Borrower and the Administrative Agent have agreed to amend certain conditions.

AGREEMENT

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor, the Borrower and the Administrative Agent agree as follows:

1.                                  Amendment. The Agreement is hereby amended as follows:

a.               SECTION 2(a)(ii). Section 2(a)(ii) is hereby amended by deleting the text “$1,200,000” substituting therefore “$1,700,000”.

2.                                  Effective Date. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the “Effective Date”):

a.               The Subordinated Creditor, the Borrower and the Administrative Agent

shall have (i) executed and delivered or caused to be executed and delivered this Amendment and all other documents reasonably required by the Lenders and (ii) complied with such additional conditions and requests as the Lenders may reasonably require.

b.              (i) All representations and warranties made in the Credit Agreement and the Subordination Agreement shall be true, complete and correct in all material respects as of the date hereof as if made on the date hereof, and (ii) no Default or Event of Default shall have occurred and be continuing under any of the Loan Documents or will occur as a result of this Amendment.

c.               The Borrower shall pay or cause to be paid all of the reasonable expenses incurred by the Lenders in connection with the preparation of, and transactions contemplated by, this Amendment, including, without limitation, the reasonable fees and disbursements of the Lender’s attorneys and their staff.

3.                                  Representations, Warranties and Covenants. Each of the Borrower and the Subordinated Creditor hereby represents, warrants and covenants that the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action, and does not (i) require any consent or approval of the Borrower’s or Subordinated Creditor’s shareholders, if any; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or Subordinated Creditor, or the constitutive documents of the Borrower or Subordinated Creditor; (iv) result in a breach of or constitute a default under any other loan or credit agreement or any other material agreement, or any lease or instrument to which the Borrower or Subordinated Creditor is a party or by which any of its properties might be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than any security interest held by the Lenders in any of the Borrower’s or Subordinated Creditor’s assets) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or Subordinated Creditor.

4.                                  Miscellaneous.

a.               Each of the Borrower and Subordinated Creditor hereby certifies to the Lenders that as of the date of this Amendment (i) all of the Borrower’s or Subordinated Creditor’s representations and warranties contained in the Loan Documents are true, complete and correct in all material respects as if made on the date hereof, and (ii) no Default or Event of Default has occurred and is continuing under any Loan Document or will occur as a result of this Amendment.

b.              Except as expressly set forth herein, the Loan Documents shall remain as originally stated and in full force and effect. The Borrower, the Subordinated Creditor and the Lenders hereby confirm and ratify each of the provisions of the Loan Documents as amended hereby. The Loan Documents shall be amended as set forth in this Amendment and shall be deemed modified as of the Effective Date. From and after the Effective Date all references to any Loan Document in the Loan Documents shall be deemed references to the Loan Documents as amended hereby.

c.               Each of the Borrower and Subordinated Creditor hereby absolutely and unconditionally releases and forever discharges the Lenders and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, that the Borrower or Subordinated Creditor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

d.              This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

e.               THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF COLORADO, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

f.                 This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Amendment shall become a part of the “Loan Documents”.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Subordination Agreement as of the date first set forth above.

VITAMIN COTTAGE TWO LTD. LIABILITY COMPANY,
a Colorado limited liability company

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Manager

VITAMIN COTTAGE NATURAL FOOD MARKETS, INC.,
a Colorado corporation

By:	/s/ Kemper Isely
Kemper Isely, President

JPMORGAN CHASE BANK, N.A,
as a Lender and as Administrative Agent

By:	/s/ Patrick E. Green
Patrick E. Green, Senior Vice President